UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Risk-Managed Equity Option Fund Annual Report November 30, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report November 30, 2012

Eaton Vance

Risk-Managed Equity Option Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	27

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Beginning in mid-December 2011, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter of 2011, falling unemployment and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the upcoming election.

However, despite weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June through mid-October 2012. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in mid-September 2012. Second, investors were hunting for yield in a historically low interest-rate environment, and many were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth led many investors to view the United States, despite its problems, as being relatively attractive compared to those other global markets.

In late October and November 2012, however, U.S. stocks gave back some of their gains, as investors grew increasingly worried about a political deadlock on domestic tax and spending policies — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the global economy.

Fund Performance

For the fiscal year ended November 30, 2012, Eaton Vance Risk-Managed Equity Option Fund (the Fund) had a total return of 2.19% for Class A shares at net asset value (NAV), underperforming the 16.13% return of the Fund’s primary benchmark, the S&P 500 Index2 (the Index). While the Fund’s underlying equity portfolio outperformed the Index during the period, the Fund’s options overlay strategy detracted from relative performance versus the Index and caused the Fund as a whole to underperform the Index.

In the Fund’s underlying equity portfolio, stock selection in information technology (IT) and health care sectors, as well as both stock selection and an underweight position in the utilities sector, contributed to Fund performance relative to the Index during the period. Within the IT sector, performance versus the Index during the period was aided by stock selection in computers and peripherals and in Internet software and services. The Fund’s lack of exposure to stocks in the semiconductors and semiconductor equipment category, which lost ground during the period, helped performance results versus the Index as well. In the utilities sector, performance versus the Index during the period benefited from stock selection in multi-utilities, as well as from stock selection and an overweight in electric utilities holdings. Stock selection and an overweight in the biotechnology industry boosted relative results versus the Index in the health care sector.

In contrast, stock selection in the financials, materials and industrials sectors detracted from relative Fund performance versus the Index during the period; an underweight in financials hurt results versus the Index as well. In the financials sector, stock selection in diversified financial services and in real estate investment trusts (REITs) weighed on relative results versus the Index. Stock selection and an overweight in metals and mining stocks, which declined in value during the period, hurt relative performance versus the Index in the materials sector. Within industrials, detractors from performance versus the Index included stock selection in industrial conglomerates and stock selection plus an overweight in the construction and engineering industry.

The Fund employs an options strategy that can be beneficial during times of market weakness such as we saw in May 2012, but which can detract during periods of market strength. When the market was trending upward, as it was for most of the fiscal year, the Fund’s writing of call options and purchasing of put options held back results versus the Index, as premium income from selling call options was relatively low and some short calls (purchases of put options) ended in losses. For the period as a whole, the Fund’s options program detracted from relative returns versus the Index.

Beginning in early October 2012, the Fund began the process of modifying the implementation of its “collared” options strategy, which consists of purchasing out-of-the-money S&P 500 Index put options and selling out-of-the-money S&P 500 Index call options on all or substantially all of the value of the Fund’s common stock portfolio. Purchasing index put options provides protection against loss of principal value during periods of market weakness, and selling index call options generates premium income. Going forward, the Fund generally intends to purchase short-dated (generally 28-day) index put options and to sell index call options of the same term, staggering roll dates across the options portfolio. Management believes that, under normal market conditions, this approach should result in a more consistent level of market exposure and market protection than the historical implementation of the Fund’s options strategy.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Performance2,3

Portfolio Managers Walter A. Row III, CFA, CMT, Michael A. Allison, CFA, Ken Everding, Ph.D. and Jonathan Orseck

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	02/29/2008	2.19%	-0.25%
Class A with 5.75% Maximum Sales Charge	—	-3.70	-1.49
Class C at NAV	02/29/2008	1.49	-0.99
Class C with 1% Maximum Sales Charge	—	0.50	-0.99
Class I at NAV	02/29/2008	2.61	0.02
S&P 500 Index	02/29/2008	16.13%	3.00%
CBOE S&P 500 BuyWrite Index	02/29/2008	8.41	1.96

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.63%	2.38%	1.38%
Net	1.50	2.25	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/29/2008	$9,536	N.A.
Class I	$250,000	02/29/2008	$250,209	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)[5]

Apple, Inc.	3.9%

Exxon Mobil Corp.	3.5

Google, Inc., Class A	3.1

Wells Fargo & Co.	2.8

International Business Machines Corp.	2.6

Amazon.com, Inc.	2.3

Gilead Sciences, Inc.	2.2

Pfizer, Inc.	2.2

Procter & Gamble Co.	2.1

General Electric Co.	2.1

Total	26.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 3/31/13. Without the reimbursement, performance would have been lower.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 – November 30, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (6/1/12)	Ending Account Value (11/30/12)	Expenses Paid During Period* (6/1/12 – 11/30/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.70	$7.57	**	1.50%
Class C	$1,000.00	$1,016.40	$11.34	**	2.25%
Class I	$1,000.00	$1,022.80	$6.32	**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.57	**	1.50%
Class C	$1,000.00	$1,013.80	$11.33	**	2.25%
Class I	$1,000.00	$1,018.80	$6.31	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 31, 2012.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Portfolio of Investments

Common Stocks — 101.0%

Security	Shares	Value

Aerospace & Defense — 2.1%
Boeing Co. (The)	7,008	$520,554
United Technologies Corp.	6,081	487,149

		$1,007,703

Beverages — 2.4%
Beam, Inc.	6,125	$343,674
Coca-Cola Co. (The)	20,303	769,890

		$1,113,564

Biotechnology — 3.9%
Celgene Corp.(1)	9,665	$759,572
Gilead Sciences, Inc.(1)	14,033	1,052,475

		$1,812,047

Capital Markets — 0.6%
Goldman Sachs Group, Inc. (The)	2,398	$282,460

		$282,460

Chemicals — 3.1%
LyondellBasell Industries NV, Class A	7,916	$393,663
Monsanto Co.	10,547	966,000
PPG Industries, Inc.	772	95,936

		$1,455,599

Commercial Banks — 5.2%
PNC Financial Services Group, Inc.	11,504	$645,835
Regions Financial Corp.	71,372	476,051
Wells Fargo & Co.	40,791	1,346,511

		$2,468,397

Communications Equipment — 1.0%
QUALCOMM, Inc.	7,663	$487,520

		$487,520

Computers & Peripherals — 4.7%
Apple, Inc.	3,196	$1,870,555
EMC Corp.(1)	13,740	341,027

		$2,211,582

Security	Shares	Value

Consumer Finance — 1.4%
American Express Co.	11,861	$663,030

		$663,030

Diversified Financial Services — 3.4%
Bank of America Corp.	54,217	$534,580
Citigroup, Inc.	12,044	416,361
JPMorgan Chase & Co.	15,513	637,274

		$1,588,215

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	14,555	$496,762
CenturyLink, Inc.	10,381	403,198

		$899,960

Electric Utilities — 3.2%
American Electric Power Co., Inc.	7,228	$308,274
Duke Energy Corp.	4,288	273,660
Edison International	6,821	310,219
PPL Corp.	10,653	312,666
Southern Co. (The)	6,368	277,326

		$1,482,145

Electrical Equipment — 1.6%
Emerson Electric Co.	14,598	$733,258

		$733,258

Energy Equipment & Services — 2.3%
Halliburton Co.	19,529	$651,292
National Oilwell Varco, Inc.	6,057	413,693

		$1,064,985

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	5,408	$562,378
CVS Caremark Corp.	8,344	388,079

		$950,457

Food Products — 1.1%
Hershey Co. (The)	3,301	$241,864
Mondelez International, Inc., Class A	9,776	253,101

		$494,965

7	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.3%
Covidien PLC	10,406	$604,693

		$604,693

Health Care Providers & Services — 0.8%
Express Scripts Holding Co.(1)	7,019	$377,973

		$377,973

Hotels, Restaurants & Leisure — 1.9%
McDonald’s Corp.	10,342	$900,168

		$900,168

Household Products — 4.0%
Colgate-Palmolive Co.	8,188	$888,398
Procter & Gamble Co.	14,266	996,195

		$1,884,593

Industrial Conglomerates — 3.7%
Danaher Corp.	13,405	$723,468
General Electric Co.	47,089	994,991

		$1,718,459

Insurance — 1.8%
ACE, Ltd.	4,801	$380,383
Aflac, Inc.	9,042	479,136

		$859,519

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.(1)	4,348	$1,095,913

		$1,095,913

Internet Software & Services — 5.0%
eBay, Inc.(1)	16,976	$896,672
Google, Inc., Class A(1)	2,107	1,471,466

		$2,368,138

IT Services — 5.7%
Accenture PLC, Class A	10,517	$714,315
International Business Machines Corp.	6,522	1,239,636
Visa, Inc., Class A	4,841	724,746

		$2,678,697

Security	Shares	Value

Machinery — 1.9%
Deere & Co.	10,619	$892,527

		$892,527

Media — 3.2%
Comcast Corp., Class A	19,140	$711,625
Virgin Media, Inc.	4,455	156,682
Walt Disney Co. (The)	13,013	646,226

		$1,514,533

Multi-Utilities — 0.8%
Sempra Energy	5,436	$371,931

		$371,931

Multiline Retail — 2.4%
Dollar General Corp.(1)	14,939	$746,950
Macy’s, Inc.	9,737	376,822

		$1,123,772

Oil, Gas & Consumable Fuels — 8.1%
Chevron Corp.	4,375	$462,394
ConocoPhillips	16,552	942,471
Exxon Mobil Corp.	18,780	1,655,269
Occidental Petroleum Corp.	3,344	251,502
Phillips 66	9,759	511,079

		$3,822,715

Pharmaceuticals — 7.1%
Abbott Laboratories	12,552	$815,880
Allergan, Inc.	8,289	768,805
Johnson & Johnson	10,155	708,108
Pfizer, Inc.	41,436	1,036,729

		$3,329,522

Real Estate Investment Trusts (REITs) — 2.4%
AvalonBay Communities, Inc.	4,266	$562,216
Boston Properties, Inc.	5,702	585,196

		$1,147,412

Road & Rail — 1.2%
Union Pacific Corp.	4,514	$554,229

		$554,229

8	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Portfolio of Investments — continued

Security	Shares	Value

Software — 2.7%
Microsoft Corp.	32,212	$857,483
Oracle Corp.	12,936	415,246

		$1,272,729

Specialty Retail — 0.9%
Home Depot, Inc. (The)	6,432	$418,530

		$418,530

Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	8,284	$807,524

		$807,524

Tobacco — 1.6%
Philip Morris International, Inc.	8,460	$760,385

		$760,385

Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., Class B	6,643	$293,421

		$293,421

Total Common Stocks (identified cost $42,451,907)		$47,513,270

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	27	$1,320	12/7/12	$1,418
S&P 500 Index	27	1,300	12/14/12	2,633
S&P 500 Index	27	1,345	12/22/12	11,070
S&P 500 Index	25	1,350	12/28/12	16,000
S&P 500 Index FLEX	27	1,350	12/3/12	16
S&P 500 Index FLEX	27	1,330	12/5/12	41
S&P 500 Index FLEX	27	1,320	12/10/12	472
S&P 500 Index FLEX	27	1,310	12/12/12	563
S&P 500 Index FLEX	27	1,330	12/17/12	3,312
S&P 500 Index FLEX	27	1,335	12/19/12	4,935
S&P 500 Index FLEX	27	1,345	12/24/12	10,139
S&P 500 Index FLEX	27	1,345	12/26/12	11,512

Total Put Options Purchased (identified cost $252,184)				$62,111

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(2)	$78	$78,023

Total Short-Term Investments (identified cost $78,023)		$78,023

Total Investments — 101.3% (identified cost $42,782,114)		$47,653,404

Call Options Written — (0.9)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	27	$1,415	12/7/12	$(27,405)
S&P 500 Index	27	1,390	12/14/12	(85,185)
S&P 500 Index	27	1,425	12/22/12	(34,560)
S&P 500 Index	25	1,450	12/28/12	(17,250)
S&P 500 Index FLEX	27	1,446	12/3/12	(362)
S&P 500 Index FLEX	27	1,439	12/5/12	(3,286)
S&P 500 Index FLEX	27	1,415	12/10/12	(33,555)
S&P 500 Index FLEX	27	1,406	12/12/12	(51,444)
S&P 500 Index FLEX	27	1,408	12/17/12	(54,425)
S&P 500 Index FLEX	27	1,419	12/19/12	(40,252)
S&P 500 Index FLEX	27	1,429	12/24/12	(32,629)
S&P 500 Index FLEX	27	1,425	12/26/12	(39,506)

Total Call Options Written (premiums received $263,097)				$(419,859)

Other Assets, Less Liabilities — (0.4)%				$(165,715)

Net Assets — 100.0%				$47,067,830

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2012.

9	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Statement of Assets and Liabilities

Assets	November 30, 2012
Unaffiliated investments, at value (identified cost, $42,704,091)	$47,575,381
Affiliated investment, at value (identified cost, $78,023)	78,023
Dividends receivable	134,593
Interest receivable from affiliated investment	15
Receivable for investments sold	295,606
Receivable for options written	16,965
Receivable for Fund shares sold	42,487
Tax reclaims receivable	32,196
Receivable from affiliates	609
Total assets	$48,175,875

Liabilities
Demand note payable	$300,000
Written options outstanding, at value (premiums received, $263,097)	419,859
Payable for investments purchased	16,285
Payable for Fund shares redeemed	230,706
Payable to affiliates:
Investment adviser fee	36,010
Administration fee	6,002
Distribution and service fees	15,861
Trustees’ fees	509
Accrued expenses	82,813
Total liabilities	$1,108,045
Net Assets	$47,067,830

Sources of Net Assets
Paid-in capital	$54,190,647
Accumulated net realized loss	(11,841,688)
Net unrealized appreciation	4,718,871
Total	$47,067,830

Class A Shares
Net Assets	$23,956,753
Shares Outstanding	3,440,560
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.96
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.38

Class C Shares
Net Assets	$12,923,775
Shares Outstanding	1,859,603
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.95

Class I Shares
Net Assets	$10,187,302
Shares Outstanding	1,462,604
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.97

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Statement of Operations

Investment Income	Year Ended November 30, 2012
Dividends (net of foreign taxes, $5,638)	$1,428,732
Interest allocated from affiliated investment	550
Expenses allocated from affiliated investment	(78)
Total investment income	$1,429,204

Expenses
Investment adviser fee	$653,661
Administration fee	108,944
Distribution and service fees
Class A	90,879
Class C	193,523
Trustees’ fees and expenses	3,361
Custodian fee	120,684
Transfer and dividend disbursing agent fees	69,351
Legal and accounting services	44,076
Printing and postage	22,930
Registration fees	40,978
Miscellaneous	17,631
Total expenses	$1,366,018
Deduct —
Reduction of custodian fee	$35
Allocation of expenses to affiliates	176,638
Total expense reductions	$176,673

Net expenses	$1,189,345

Net investment income	$239,859

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(8,343,316)
Investment transactions allocated from affiliated investment	16
Written options	(3,328,130)
Foreign currency transactions	(330)
Net realized loss	$(11,671,760)
Change in unrealized appreciation (depreciation) —
Investments	$12,958,746
Written options	179,900
Foreign currency	(435)
Net change in unrealized appreciation (depreciation)	$13,138,211

Net realized and unrealized gain	$1,466,451

Net increase in net assets from operations	$1,706,310

11	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$239,859	$10,302
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	(11,671,760)	21,382,126
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	13,138,211	(21,150,432)
Net increase in net assets from operations	$1,706,310	$241,996
Distributions to shareholders —
From net investment income
Class A	$(122,865)	$—
Class C	(32,930)	—
Class I	(65,573)	—
From net realized gain
Class A	—	(2,852,418)*
Class C	—	(1,132,583)*
Class I	—	(1,274,086)*
Tax return of capital
Class A	(857,863)	—
Class C	(229,928)	—
Class I	(457,846)	—
Total distributions to shareholders	$(1,767,005)	$(5,259,087)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,110,941	$17,164,252
Class C	528,421	3,591,152
Class I	2,925,086	12,196,655
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	940,911	2,442,864
Class C	232,404	872,440
Class I	407,287	894,475
Cost of shares redeemed
Class A	(32,441,224)	(86,834,749)
Class C	(14,778,032)	(27,159,195)
Class I	(18,738,127)	(36,732,509)
Net decrease in net assets from Fund share transactions	$(58,812,333)	$(113,564,615)

Net decrease in net assets	$(58,873,028)	$(118,581,706)

Net Assets
At beginning of year	$105,940,858	$224,522,564
At end of year	$47,067,830	$105,940,858

*	Includes the quarterly May 2011 distribution of $2,437,626 ($1,301,731 for Class A, $528,866 for Class C and $607,029 for Class I) characterized as a long-term capital gain distribution pursuant to Rule 19b-1(e) of the 1940 Act relief granted to the Fund by the SEC (see Note 2).

12	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Financial Highlights

	Class A
	Year Ended November 30,					Period Ended November 30, 2008(1)
	2012	2011		2010	2009
Net asset value — Beginning of period	$7.040	$7.330		$8.200	$8.830	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.034	$0.009		$0.025	$0.042	$0.017
Net realized and unrealized gain (loss)	0.116	(0.069	)(3)	(0.295)	0.660	(0.737)

Total income (loss) from operations	$0.150	$(0.060)		$(0.270)	$0.702	$(0.720)

Less Distributions
From net investment income	$(0.029)	$—		$(0.017)	$(0.028)	$(0.450)
From net realized gain	—	(0.230)		—	(0.732)	—
Tax return of capital	(0.201)	—		(0.583)	(0.572)	—

Total distributions	$(0.230)	$(0.230)		$(0.600)	$(1.332)	$(0.450)

Net asset value — End of period	$6.960	$7.040		$7.330	$8.200	$8.830

Total Return(4)	2.19%	(0.95)%		(3.35)%	9.06%	(7.40	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,957	$53,437		$123,121	$96,501	$1,027
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.50%	1.50%		1.50%	1.50%	1.50	%(8)
Net investment income	0.47%	0.13%		0.32%	0.53%	0.25	%(8)
Portfolio Turnover	37%	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.24%, 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2012, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

13	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Financial Highlights — continued

	Class C
	Year Ended November 30,					Period Ended November 30, 2008(1)
	2012	2011		2010	2009
Net asset value — Beginning of period	$6.970	$7.290		$8.160	$8.810	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.019)	$(0.044)		$(0.032)	$(0.021)	$(0.031)
Net realized and unrealized gain (loss)	0.121	(0.076	)(3)	(0.291)	0.665	(0.749)

Total income (loss) from operations	$0.102	$(0.120)		$(0.323)	$0.644	$(0.780)

Less Distributions
From net investment income	$(0.015)	$—		$(0.016)	$(0.026)	$(0.410)
From net realized gain	—	(0.200)		—	(0.732)	—
Tax return of capital	(0.107)	—		(0.531)	(0.536)	—

Total distributions	$(0.122)	$(0.200)		$(0.547)	$(1.294)	$(0.410)

Net asset value — End of period	$6.950	$6.970		$7.290	$8.160	$8.810

Total Return(4)	1.49%	(1.64)%		(4.15)%	8.20%	(7.89	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,924	$26,875		$50,965	$30,219	$511
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.25%	2.25%		2.25%	2.25%	2.25	%(8)
Net investment loss	(0.27)%	(0.61)%		(0.41)%	(0.26)%	(0.45	)%(8)
Portfolio Turnover	37%	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.24%, 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2012, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Financial Highlights — continued

	Class I
	Year Ended November 30,					Period Ended November 30, 2008(1)
	2012	2011		2010	2009
Net asset value — Beginning of period	$7.060	$7.350		$8.220	$8.840	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.051	$0.028		$0.046	$0.064	$0.045
Net realized and unrealized gain (loss)	0.128	(0.078	)(3)	(0.297)	0.662	(0.746)

Total income (loss) from operations	$0.179	$(0.050)		$(0.251)	$0.726	$(0.701)

Less Distributions
From net investment income	$(0.034)	$—		$(0.018)	$(0.029)	$(0.459)
From net realized gain	—	(0.240)		—	(0.732)	—
Tax return of capital	(0.235)	—		(0.601)	(0.585)	—

Total distributions	$(0.269)	$(0.240)		$(0.619)	$(1.346)	$(0.459)

Net asset value — End of period	$6.970	$7.060		$7.350	$8.220	$8.840

Total Return(4)	2.61%	(0.67)%		(3.23)%	9.37%	(7.22	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,187	$25,628		$50,436	$24,873	$3,804
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.25%	1.25%		1.25%	1.25%	1.25	%(8)
Net investment income	0.72%	0.39%		0.59%	0.79%	0.61	%(8)
Portfolio Turnover	37%	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.24%, 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2012, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Risk-Managed Equity Option Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

16

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

At November 30, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $12,182,956 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of November 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

17

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

The Fund intends to make semi-annual distributions from its cash available for distribution, which is determined by the Fund’s investment adviser and generally consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments.

Under Section 19(b) of the 1940 Act, a fund is typically only permitted to make one long-term capital gain distribution in a fiscal year. In October 2011, the Fund requested Rule 19b-1(e) of the 1940 Act relief from the SEC to recharacterize its May 2011 distribution (formerly declared as ordinary income and classified as return of capital in a written notice to shareholders pursuant to Section 19(a) of the 1940 Act) as a long-term capital gain distribution. The SEC provided the Fund with Rule 19b-1(e) relief so it could recharacterize the May 2011 distribution as a long-term capital gain distribution and so the Fund could make a total of two capital gain distributions in the twelve months ending November 30, 2011, which exceeds the number of long-term capital gain distributions permitted under Section 19(b) of the 1940 Act absent the relief available under Rule 19b-1(e).

At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2012 and November 30, 2011 was as follows:

	Year Ended November 30,
	2012	2011

Distributions declared from:
Ordinary income	$221,368	$2,747
Long-term capital gains	$—	$5,256,340	*
Tax return of capital	$1,545,637	$—

*	Includes the quarterly May 2011 distribution of $2,437,626 characterized as a long-term capital gain distribution pursuant to Rule 19b-1(e) of the 1940 Act relief granted to the Fund by the SEC.

During the year ended November 30, 2012, accumulated net realized loss was decreased by $18,694, accumulated undistributed net investment income was decreased by $18,491 and paid-in capital was decreased by $203 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(12,182,956)
Net unrealized appreciation	$5,060,139

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, purchased and written options contracts and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended November 30, 2012, the investment adviser fee amounted to $653,661 or 0.90% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its advisory fee for sub-advisory services provided to the Fund.

18

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 31, 2013. Pursuant to this agreement, EVM and PRA were allocated $176,638 in total of the Fund’s operating expenses for the year ended November 30, 2012. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended November 30, 2012, the administration fee amounted to $108,944.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended November 30, 2012, EVM earned $2,319 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,246 as its portion of the sales charge on sales of Class A shares for the year ended November 30, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended November 30, 2012 amounted to $90,879 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended November 30, 2012, the Fund paid or accrued to EVD $145,142 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At November 30, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $2,885,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended November 30, 2012 amounted to $48,381 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended November 30, 2012, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $26,687,578 and $90,019,097, respectively, for the year ended November 30, 2012.

19

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended November 30,
Class A	2012	2011

Sales	296,997	2,346,006
Issued to shareholders electing to receive payments of distributions in Fund shares	136,197	329,733
Redemptions	(4,581,111)	(11,878,815)

Net decrease	(4,147,917)	(9,203,076)

	Year Ended November 30,
Class C	2012	2011

Sales	75,374	491,750
Issued to shareholders electing to receive payments of distributions in Fund shares	33,775	118,423
Redemptions	(2,103,268)	(3,749,220)

Net decrease	(1,994,119)	(3,139,047)

	Year Ended November 30,
Class I	2012	2011

Sales	409,217	1,645,710
Issued to shareholders electing to receive payments of distributions in Fund shares	58,876	120,531
Redemptions	(2,633,163)	(5,003,146)

Net decrease	(2,165,070)	(3,236,905)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$42,440,846

Gross unrealized appreciation	$5,996,446
Gross unrealized depreciation	(783,888)

Net unrealized appreciation	$5,212,558

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at November 30, 2012 is included in the Portfolio of Investments.

20

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

Written options activity for the year ended November 30, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,035	$1,925,898
Options written	9,741	13,862,077
Options terminated in closing purchase transactions	(8,061)	(14,141,169)
Options expired	(2,393)	(1,383,709)

Outstanding, end of year	322	$263,097

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At November 30, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended November 30, 2012, the Fund entered into a combination of stand-alone purchased and written option transactions on individual securities, indices or exchange-traded funds to enhance return, to reduce the Fund’s exposure to market risk and volatility and/or to generate premium income. The Fund also pursued a “collared” options strategy which consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$62,111	(1)	$—
Written options	—		(419,859	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended November 30, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(10,496,015)	$4,127,479
Written options	(3,328,130)	179,900

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

21

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Notes to Financial Statements — continued

The average number of purchased options contracts outstanding during the year ended November 30, 2012, which is indicative of the volume of this derivative type, was 2,500 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At November 30, 2012, the Fund had a balance outstanding pursuant to this line of credit of $300,000 at an interest rate of 1.16%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at November 30, 2012. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 11) at November 30, 2012. The Fund’s average borrowings or allocated fees during the year ended November 30, 2012 were not significant.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$47,513,270 *	$—	$—	$47,513,270
Put Options Purchased	31,121	30,990	—	62,111
Short-Term Investments	—	78,023	—	78,023

Total Investments	$47,544,391	$109,013	$—	$47,653,404

Liability Description

Call Options Written	$(164,400)	$(255,459)	$—	$(419,859)

Total	$(164,400)	$(255,459)	$—	$(419,859)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of November 30, 2011 whose fair value was determined using Level 3 inputs. At November 30, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Risk-Managed Equity Option Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Equity Option Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, February 29, 2008, to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Equity Option Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, February 29, 2008, to November 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2013

23

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $1,393,913, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

24

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

25

Eaton Vance

Risk-Managed Equity Option Fund

November 30, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Westport, CT 06880

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3243-1/13	RMEOSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Risk-Managed Equity Option Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended November 30, 2011 and November 30, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Risk-Managed Equity Option Fund

Period Ended	11/30/11	11/30/12
Audit Fees	$26,300	$27,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,280	$8,790
All Other Fees(3)	$1,200	$0

Total	$35,780	$36,670

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T of each series for the last two fiscal years of each series.

Fiscal Years Ended	12/31/10	10/31/11*	11/30/11	12/31/11	10/31/12	11/30/12
Audit Fees	$258,710	$11,650	$26,300	$233,190	$12,520	$27,880
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$128,370	$10,100	$8,280	$117,270	$10,350	$8,790
All Other Fees(3)	$20,400	$300	$1,200	$13,800	$310	$0

Total	$407,480	$22,050	$35,780	$364,260	$23,180	$36,670

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
*	Series commenced operations on 4/1/2010.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/10	10/31/11	11/30/11	12/31/11	10/31/12	11/30/12
Registrant(1)	$148,770	$10,400	$9,480	$131,070	$10,660	$8,790
Eaton Vance(2)	$250,973	$266,431	$287,931	$334,561	$566,619	$662,119

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	January 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	January 11, 2013

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	January 11, 2013